SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [ ] Preliminary Proxy Statement
      [x] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         PACHOLDER HIGH YIELD FUND, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11

            (1) Title of each class of securities to which transaction applies:
            --------------------------------------------------------------------

            (2) Aggregate number of securities to which transaction applies:
            --------------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            --------------------------------------------------------------------

            (4) Proposed maximum aggregate value of transaction:
            --------------------------------------------------------------------

            (5) Total fee paid:
            --------------------------------------------------------------------

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1) Amount Previously Paid:
            --------------------------------------------------------------------

            (2) Form, Schedule or Registration Statement No.:
            --------------------------------------------------------------------

            (3) Filing Party:
            --------------------------------------------------------------------

            (4) Date Filed:
            --------------------------------------------------------------------

                         PACHOLDER HIGH YIELD FUND, INC.

                         8044 Montgomery Road, Suite 480
                              Cincinnati, OH 45236
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2000
                            -------------------------

   NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Pacholder High Yield Fund, Inc. (the "Fund") will be held on Tuesday, May 16, 2000, at 11 o'clock a.m., Eastern Time, at Four Points Hotel, 8020 Montgomery Road, Cincinnati, Ohio, for the following purposes:

     1. To elect a Board of four Directors to serve until the next annual meeting and until their successors are elected and qualified;

     2. To ratify or reject the selection of the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000; and

     3. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.


                                          James P. Shanahan, Jr.
                                               Secretary

   Shareholders of record as of the close of business on April 11, 2000 are entitled to notice of and to vote at the meeting.

April 14, 2000



--------------------------------------------------------------------------------
        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
     PROMPT RETURN OF THE PROXY WILL HELP  ENSURE A QUORUM AT THE MEETING
     AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                         PACHOLDER HIGH YIELD FUND, INC.

                         8044 MONTGOMERY ROAD, SUITE 480
                              CINCINNATI, OH 45236
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2000

      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pacholder High Yield Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held on May 16, 2000, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

      The Fund's Annual Report, including audited financial statements for the fiscal year ended December 31, 1999, has been previously mailed to shareholders. This proxy statement and the related proxy card will be first mailed to shareholders on or about April 17, 2000.

      The Board of Directors has fixed the close of business on April 11, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding 9,504,994 shares of Common Stock, par value $.01 per share, and 3,500,000 shares of Cumulative Preferred Stock, par value $.01 per share, comprised of 1,650,000 Series C shares, 800,000 Series D shares, and 1,050,000 Series E shares (collectively, the "Preferred Stock"). Each outstanding share of the Fund's Common and Preferred Stock is entitled to one vote. As of the record date, Cede & Co., nominee for The Depository Trust
Company, 55 Water Street, New York, NY 10046, held of record (and not beneficially) 95.3% of the Fund's outstanding Common Stock. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding Common Stock of the Fund, and Principal Life Insurance Company, 711 High Street, Des Moines, IA 50392, owned of record all of the Fund's outstanding Preferred Stock. On the record date, the directors and officers of the Fund as a group owned beneficially 1.1% of the Fund's outstanding Common Stock.

      The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the annual meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Board of Directors has nominated the four persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected at the annual meeting of shareholders held on November 16, 1999.

      Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

      Under the Fund's charter, the holders of the outstanding shares of Common Stock, voting as a separate class, are entitled to elect two directors; the holders of the outstanding shares of Preferred Stock, voting as a separate class, are entitled to elect two directors; and the holders of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. The Board of Directors has nominated Messrs. Grant and Morgan for election by holders of the Common Stock and Messrs. Williamson and Woodard for election by the holders of the Preferred Stock. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Withhold-authority votes will not be considered votes cast for this purpose.

                                       YEAR                         SHARES
                                       FIRST                        BENEFICIALLY
                                       ELECTED   PRINCIPAL          OWNED AS
                        POSITION WITH  AS A      OCCUPATION DURING  OF
NAME             AGE    THE FUND       DIRECTOR  PAST FIVE YEARS    3/31/00(1)
----             ---    --------       --------  ---------------    ----------

William J.       45     Chairman of    1988      President,          45,945(2)
Morgan*                 the Board,               Secretary and
                        Treasurer and            Director, Pacholder
                        Director                 Associates, Inc.
                                                 Director, ICO, Inc.
                                                 (oil field
                                                 services); and
                                                 Smith-Corona
                                                 Corporation (office
                                                 equipment
                                                 manufacturer).

Daniel A. Grant  55     Director       1992      President, Utility   2,259
                                                 Management Services
                                                 (business
                                                 consulting).

John F.          61     Director       1991      Chairman and         5,600
Williamson                                       President,
                                                 Williamson
                                                 Associates, Inc.
                                                 (investment
                                                 adviser) (since
                                                 January 1997); and
                                                 Executive Vice
                                                 President and Chief
                                                 Financial Officer,
                                                 Asset Allocation
                                                 Concepts, Inc.
                                                 (investment
                                                 adviser) (1995-
                                                 1996).  Director,
                                                 ICO, Inc. (oil
                                                 field services).

George D.        53     Director       1995      Closely Held         10,900
Woodard                                          Business
                                                 Specialist, Henry &
                                                 Horne, P.L.C.
                                                 (certified public
                                                 accountants)
                                                 (since March 2000
                                                 and 1996-1999);
                                                 Realtor with A.S.K.
                                                 Realty (August
                                                 1999-February 2000);
                                                 Principal, George D.
                                                 Woodard, CPA
                                                 (1995-1996); and
                                                 Vice President,
                                                 Rider Kenley &
                                                 Associates (certified
                                                 public accountants)
                                                 (1994-1995).



-----------

* Mr. Morgan is considered an "interested person" of the Fund (as defined in the Investment Company Act of 1940) because of his affiliation with the Fund's investment adviser, which is an affiliate of Pacholder Associates, Inc.
(1) Each nominee owns less than 1% of the outstanding Common Stock.
(2) Includes 14,221 shares owned by a family company of which Mr. Morgan is an officer, director and minority shareholder.

THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE NOMINEES LISTED ABOVE.

      Mr. Morgan is a manager of Pacholder & Company, LLC, the Fund's investment adviser (the "Adviser"), and an officer, director and shareholder of Pacholder Associates, Inc., a member of the Adviser and affiliate of the Fund's administrator.

      Directors and officers of the Fund, who are employed by the Adviser or a corporate affiliate of the Adviser, serve without compensation from the Fund. The Fund pays each director who is not an employee of the Adviser or any corporate affiliate of the Adviser an annual fee of $10,000 plus $1,500 or $1,000 for each meeting of the Board of Directors attended in person or by telephone, respectively, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending in-person meetings. The following table sets forth the information concerning the compensation paid by the Fund to directors during the fiscal year ended December 31, 1999.

                                                      TOTAL COMPENSATION
            NAME OF DIRECTOR                          FROM THE FUND (1)
            ----------------                          -----------------

            William J. Morgan*................               None

            Daniel A. Grant...................             $18,000

            John F. Williamson................             $18,000

            George D. Woodard.................             $18,000

----------

(1) The Fund does not offer any pension or retirement plan benefits to its directors. The Fund is not part of a fund complex.

* Mr. Morgan is considered an "interested person" of the Fund (as defined in the Investment Company Act of 1940) because of his affiliation with the Fund's investment adviser, which is an affiliate of Pacholder Associates, Inc.

      The Board of Directors has an Audit Committee, which is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The members of the Audit
Committee are Daniel A. Grant, John F. Williamson and George D. Woodard. The Board of Directors does not have a Nominating Committee.

      During the fiscal year ended December 31, 1999, the Board of Directors met six times. No director attended fewer than 75% of the board meetings. The Audit Committee held two meetings during 1999 at which all committee members were in attendance.

      Information regarding the Fund's other officers is set forth below. The address of each is 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236.

                                       YEAR                         SHARES
                                       FIRST                        BENEFICIALLY
                                       ELECTED   PRINCIPAL          OWNED AS
                        POSITION WITH  AS AN     OCCUPATION DURING  OF
NAME             AGE    THE FUND       OFFICER   PAST FIVE YEARS    3/31/00(1)
----             ---    --------       -------   ---------------    ----------

James P.         39     Secretary      1988      Executive Vice     24,000
Shanahan, Jr.                                    President and
                                                 General Counsel,
                                                 Pacholder
                                                 Associates, Inc.

Anthony L.       34     President and  1994      Executive Vice      6,422
Longi, Jr.              Assistant                President,
                        Treasurer                Pacholder
                                                 Associates, Inc.

James E. Gibson  35     Senior Vice    1995      Executive Vice      7,846
                        President                President,
                                                 Pacholder
                                                 Associates, Inc.

Mark H. Prenger  29     Assistant      1995      Senior Vice         1,435
                        Treasurer                President,
                                                 Pacholder
                                                 Associates, Inc.

----------
(1)  Each person owns less than 1% of the outstanding Common Stock.


SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE

      Based on information submitted to the Fund, all directors and officers of the Fund filed on a timely basis with the Securities and Exchange Commission the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934.



               PROPOSAL 2: RATIFICATION OF SELECTION OF THE FUND'S
                             INDEPENDENT ACCOUNTANTS

      Shareholders are requested to ratify the selection by the Board of Directors, including all of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, of the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000. In addition to the normal audit services, Deloitte & Touche LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. Deloitte & Touche LLP has served as the Fund's independent accountants since 1988 and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that Deloitte & Touche LLP be selected as the Fund's independent accountants for the current fiscal year. The employment is conditioned on the right of the Fund to terminate the employment forthwith without any penalty. A representative of Deloitte & Touche LLP is not expected to attend the annual meeting of shareholders.

      Ratification of the selection of the firm of Deloitte & Touche LLP requires the affirmative vote of a majority of all the votes cast at the meeting. Abstentions and broker non-votes will not be considered votes cast for this purpose.

      The Board of Directors recommends that shareholders vote FOR ratification of the selection of Deloitte & Touche LLP. If the selection of Deloitte & Touche LLP is not ratified by shareholders, the firm will not serve as the Fund's independent accountants for the fiscal year ending December 31, 2000, and the Board of Directors will be required to select new independent accountants.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

      Pacholder & Company, LLC (the "Adviser") serves as the Fund's investment adviser. The Adviser is an affiliate of Pacholder Associates, Inc., an investment advisory firm. The principal business address of the Adviser is 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236. The Adviser makes and implements investment decisions and supervises all aspects of the Fund's operations. It also provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund.


ADMINISTRATIVE AND ACCOUNTING SERVICES

      Kenwood  Administrative  Management,  Inc.  (the  "Administrator"),   8044
Montgomery Road, Suite 480, Cincinnati, OH 45236, an affiliate of Pacholder Associates, Inc., serves as administrator of the Fund. The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports.

      Pacholder Associates, Inc., an affiliate of the Adviser, is responsible for (i) accounting relating the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, in respect of securities held in the Fund's portfolio.

                             SOLICITATION OF PROXIES

      In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy soliciting material to beneficial owners.


                                 OTHER BUSINESS

      The management of the Fund knows of no other business that may come before the annual meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                              SHAREHOLDER PROPOSALS

      If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next annual meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund within a reasonable time before the Fund begins to print and mail its proxy materials.


                                  ANNUAL REPORT

      The Fund's Annual Report for the fiscal year ended December 31, 1999 may be obtained without charge by writing to Pacholder High Yield Fund, Inc., 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236, or by calling the Fund toll free at 1-800-637-7549.

                                   APPENDIX A

                         PACHOLDER HIGH YIELD FUND, INC.

                          COMMON STOCK, $.01 PAR VALUE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Morgan, Anthony L. Longi, Jr. and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below on this card, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 16, 2000 and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE




                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED


               PACHOLDER HIGH YIELD FUND, INC. 2000 ANNUAL MEETING

1. ELECTION OF DIRECTORS: 1-WILLIAM J. MORGAN   2-DANIEL A. GRANT   /_/  FOR all nominees              /_/  WITHHOLD AUTHORITY
                                                                         listed to the left (except         to vote for all nominees
                                                                         as specified below).               listed to the left


(Instructions:  To withhold authority to vote for any indicated nominee,                  Box
write the number(s) of the nominee(s) in the box provided to the right). [---------------------------------]



2. To ratify the  selection  of Deloitte & Touche LLP as the Fund's  independent     /_/ FOR   /_/ AGAINST   /_/ ABSTAIN
accountants for the fiscal year ending December 31, 2000.


Check appropriate box
Indicate changes below:                                                    Date _________________     RECORD DATE SHARES

      Address Change?  /_/    Name Change?  /_/

                                                                                                  Box
                                                                                   [---------------------------------]
                                                                                   Signature(s) In Box


                                                                                   Please  sign  exactly  as  your  name
                                                                                   appears on this proxy.  An  executor,
                                                                                   administrator,  trustee  or  guardian
                                                                                   should sign as such. If more than one
                                                                                   trustee,  all should sign.  ALL JOINT
                                                                                   OWNERS MUST SIGN.  If a  corporation,
                                                                                   please  provide  the full name of the
                                                                                   corporation   and  the  name  of  the
                                                                                   authorized  officer  signing  on  its
                                                                                   behalf.


                         PACHOLDER HIGH YIELD FUND, INC.

                         SERIES C, SERIES D AND SERIES E

                   CUMULATIVE PREFERRED STOCK, $.01 PAR VALUE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Morgan, Anthony L. Longi, Jr. and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series C, Series D and Series E Cumulative Preferred Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 16, 2000 and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

1.) Election of Directors.           With  For All         2.)    To ratify the selection of Deloitte        For   Against  Abstain
                                For  hold  Except                 & Touche LLP as the Fund's independent     |_|     |_|      |_|
                                |_|   |_|   |_|                   accountants for the fiscal year ending
                                                                  December 31, 2000.


   John F. Williamson
   George D. Woodard


Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.

Signature Page to Proxy with respect to the Annual Meeting of Shareholders on May 16, 2000 of PACHOLDER HIGH YIELD FUND, INC.



                       PRINCIPAL LIFE INSURANCE COMPANY, as holder of Cumulative Preferred Stock, Series C, Series D and Series E.


                                    By:   Principal Capital Management, LLC
                                          a Delaware limited liability company,
                                          its authorized signatory



                                          By:   ______________________________
                                                Name:
                                                Title:



                        PRINCIPAL  LIFE INSURANCE  COMPANY,  ON BEHALF OF ONE OR
                        MORE   SEPARATE   ACCOUNTS,   as  holder  of  Cumulative
                        Preferred Stock, Series C.


                                    By:   Principal Capital Management, LLC
                                          a Delaware limited liability company,
                                          its authorized signatory



                                          By:   ______________________________
                                                Name:
                                                Title:




Dated:  ______________________